Supplement Dated May 1, 2010

To Prospectus Dated May 1, 2008 for

Protective Protector

Issued By

Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information contained in your variable life product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

In order to offer a more diverse selection of Sub-Accounts available under the Protective Variable Life Separate Account, Protective Life Insurance Company (“Protective”) is adding new Sub-Accounts in which you may invest, effective May 1, 2010.  Protective has also determined to make available to its Policy holders at no additional charge four diversified asset allocation portfolios that range from conservative to aggressive. These portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

Accordingly, the Prospectus is revised as follows:

New Sub-Accounts

Effective May 1, 2010, the following Sub-Accounts are available for the allocation of Net Premiums and/or transfer of Policy Value:

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund, Class 2. This Fund seeks long-term total return.  The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. *

Goldman Sachs Variable Insurance Trust

Growth Opportunities Fund, Service Class. This Fund seeks long-term growth of capital.*

In addition, the Sub-Account investing in the Institutional Class of the MidCap Value Fund is once again available to all Policyowners for the allocation of Net Premiums and/or transfer of Policy Value.

Legg Mason Partners Variable Equity Trust

ClearBridge Mid Cap Core Fund, Class II. This Fund seeks long-term growth of capital.*

ClearBridge Small Cap Growth Fund, Class II. This Fund seeks long-term growth of capital.*

The Legg Mason Partners Funds are advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio. This Fund seeks long-term growth of capital and income without excessive fluctuations in market value.

MFS®Variable Insurance TrustSM

Research Bond Series, Service Class. This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.*

Value Series, Service Class. This Fund seeks capital appreciation.*

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class. This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on long-term fixed income securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.*

Low Duration Fund, Class, Advisor Class. This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on Short Maturity Fixed Income Instruments rated B to Aaa.*

Real Return Fund, Advisor Class. This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa.*

Short-Term Fund,Advisor Class. This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio focuses on money market instruments and short maturity fixed income instruments.*

Total Return Fund,Advisor Class. This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa.*

The PIMCO VIT Funds are advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC.

Royce Capital Fund

Micro-Cap Fund, Service Class. This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $500 million.*

Small-Cap Fund, Service Class. This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $500 million to $2.5 billion.*

The Royce Capital Funds are advised by Royce & Associates, LLC.

Van Kampen Life Investment Trust(1)

Global Tactical Asset Allocation Fund, Class II. This Fund seeks capital appreciation over time.*

The Universal Institutional Funds, Inc.(1)

US Mid Cap Value Fund, Class II. This Fund seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.*

* This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information, please see “Other Information about the Funds” and “Distribution of the Policies” in your Prospectus, and the prospectuses for the Funds.

(1)It is anticipated that on June 1, 2010, the portfolios of The Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust listed above will be merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).  This transaction is subject to shareholder approval.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective or by asking your investment advisor. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Changes in Fund Expense Range

The following shows the minimum and maximum total operating expenses deducted from the total net assets of all of the Funds offered under your Policy (before waiver or reimbursement), including the new Funds listed above, during the fiscal year ended December 31, 2009.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum	Maximum
Total Annual Fund Operating Expenses	0.35%	2.14	%*
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

* The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. The Fund expenses used to prepare the table were provided to us by the Funds. We have not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2009. Current or future expenses may be higher or lower than those shown.

Changes in Certain Payments We Receive with Regard to the Funds

The chart below shows the maximum 12b-1 fees we and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Policies, anticipate we will receive, on an annual basis, from the new Funds available in your Policy effective May 1, 2010:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 Fee
Paid to us:
PIMCO Variable Insurance Trust	0.25%
Paid to IDI:
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%

New Asset Allocation Model Portfolios

Effective May 1, 2010, four asset allocation models (“Model Portfolios”) are available at no additional charge as investment options under your Policy.  Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. However, we will not change your existing Policy Value or Premium Payment allocation or percentages in response to these changes. If you desire to change your Policy Value or Premium Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap growth, and large cap value.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts.